SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934



Filed by the registrant [X]   Filed by a party other than the registrant [  ]
Check the appropriate box:
     [  ] Preliminary proxy statement
     [  ] Confidential, for  use  of  the commission  only (as permitted by Rule
          14a-6(e)(2))
     [X ] Definitive proxy statement
     [  ] Definitive additional materials
     [  ] Soliciting material pursuant to Rule 14a-12

                     Alternative Technology Resources, Inc.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [  ] Fee computed on table below per Exchange Act Rules 14a-6(4) and 0-11.
          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transactions applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

     [  ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount Previously Paid:

     (2)   Form, Schedule or Registration Statement No.:

     (3)   Filing Party:

     (4)   Date Filed:

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                  629 J Street
                              Sacramento, CA 95814



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                          TO BE HELD NOVEMBER 19, 2002


To Our Stockholders:

The Annual Meeting of Stockholders of Alternative Technology Resources, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, November 19, 2002, at 10:00 a.m., local time, at 629 J Street, Sacramento, California 95814, for the following purposes:

     1.  To elect three directors;

     2. To approve the Alternative Technology Resources, Inc. 2002 Stock Option Plan;

     3. To approve other matters as may properly come before the meeting, including adjournment of the meeting.

All of the above matters are more fully described in the accompanying Proxy Statement. Stockholders of record as of the close of business on October 7, 2002 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.


                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /S/ James W. Cameron, Jr.

                                              James W. Cameron, Jr.
                                              Chairman of the Board


Sacramento, California
October 15, 2002



WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE THAT PROXY AT ANY TIME PRIOR TO VOTING, AND STOCKHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY WISH.

                      ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                  629 J Street
                              Sacramento, CA 95814

                                 PROXY STATEMENT

Solicitation of Proxies

Your proxy in the form enclosed is solicited by the Board of Directors of Alternative Technology Resources, Inc. (the "Company") for use in voting at the Annual Meeting of Stockholders to be held on Tuesday, November 19, 2002, at 10:00 a.m. local time, at the Company's Sacramento office located at 629 J Street, Sacramento, California 95814. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about October 15, 2002.

The expense of soliciting proxies will be borne by the Company. The principal solicitation of proxies is being made by mail and personal delivery. However, additional solicitations may be made by telephone, telegram or other means by directors, officers or employees of the Company. No additional compensation will be paid to these individuals for any such services.

In the case of employee stockholders located in the Company's office in Sacramento, California, and in the case of certain other stockholders (see "Certain Relationships and Related Transactions"), this Proxy Statement and related materials may be hand delivered.

Voting Securities

Only stockholders of record on the books of the Company at the close of business on October 7, 2002 will be entitled to vote at the Annual Meeting. At the close of business on that date, there were outstanding 61,078,255 shares of common stock of the Company. Each share of common stock is entitled to one vote for each of the matters to be presented at the Annual Meeting.

Required Vote

The  representation  in  person  or by  proxy  of at  least  a  majority  of the outstanding  shares  entitled  to vote is  necessary  to provide a quorum at the
Annual Meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. For the election of directors, the nominees for director who receive the most votes will be elected. Stockholders may not cumulate their votes. With regard to the election of directors, votes may be cast "For" or "Withheld" for each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. For Proposal Two, a majority of quorum is required for approval. Brokers who hold shares in street name have the authority to vote in their discretion on "routine" items (such as for the election of directors) when they have not received instructions from beneficial owners. With respect to "non-routine" items, no broker may vote shares held for customers without specific instructions from such customers. Under Delaware law, a broker non-vote will have no effect on the outcome of the vote.

Revocability of Proxies

Shares represented by a duly executed proxy in the accompanying form received by the Board of Directors prior to the Annual Meeting will be voted at the Annual Meeting. Any such proxy may be revoked at any time prior to exercise by written request delivered to the Secretary of the Company stating that the proxy is revoked, by the execution and submission of a later dated proxy, or by voting in person at the Annual Meeting. If a stockholder specifies a choice with respect to any matter to be voted upon by means of the accompanying form of proxy, the shares will be voted in accordance with the specification so made. If the endorsed proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors.

                                 PROPOSAL NO. 1

                      NOMINATION AND ELECTION OF DIRECTORS

Three directors are to be elected at the Annual Meeting, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and qualified or until his earlier death, resignation or removal. Each of the nominees listed below, currently serves on the Board of Directors. If any nominee is not available for election, the Board of Directors will recommend the election of a substitute nominee and proxies in the accompanying form will be voted for the election of the substitute nominee unless authority to vote such proxies in the election of directors has been withheld. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election.

During the last fiscal year, Mr. Thomas O'Neil served as a Director of the Company and was a member of the Audit and Compensation Committees. Mr. O'Neil recently passed away and the Company is grateful for his contributions. In the future, the Board may invite other members to join the Board if and when it finds individuals who will be an asset to the Company.

The following table indicates certain information concerning the nominees.

Name                        Age    Principal Occupation at Present and for the Past Five Years
----                        ---    -----------------------------------------------------------
James W. Cameron, Jr.        54    Chairman of the Board of Directors  since November 1999;  Chief
                                   Executive Officer  from August 1999 and until February 2000 and
                                   Chief  Financial  Officer  since  November  2000. He was also a
                                   Director  of  the  Company  and  Chairman  of  the  Board  from
                                   November 1993 until November 1994.  Mr. Cameron  is  the  Owner
                                   and  Chief  Executive   Officer  of  Cameron  and Associates, a
                                   consulting and investment company founded in February 1992.  He co-founded  and  was a  director  of  Occupational-Urgent  Care
                                   Health  Systems, Inc. ("OUCH") from  its  inception  in January
                                   1983 until February 1992, when OUCH  merged  with  First Health
                                   Group  Corp.  He was OUCH's President from  January  1983 until
                                   July  1988,  at which time he  became Chief  Executive  Officer until February 1992.  Mr. Cameron served as a Director of First
                                   Health Group Corp. from February 1992 until May 1993.

Edward L. Lammerding         73    Director since November 1993, Chief Financial Officer from 1995 and until November 2000; Chairman of the Board from  1995 until
                                   November 1999; President of  Sierra  Resources Corporation from
                                   1982  to  1996;  Chairman  of  the  Board   of  Digital   Power
                                   Corporation from 1989 to 1998; former member California Lottery
                                   Commission;  retired  member of the St. Mary's College Board of
                                   Trustees; Director and Secretary of OUCH from September 1983 to
                                   February 1992.

Jeffrey S. McCormick         40    Director  since  November  2000,  Chief Executive Officer since
                                   February  2000.  Founder  and  Managing  Director since 1993 of
                                   Saturn Asset Management, Inc.,  a  Boston based venture capital
                                   and  private  equity  firm,  which  predominantly  focuses   on
                                   healthcare,    electronic    commerce,    digital   media   and
                                   telecommunications. He currently sits on the Board of Directors of Saturn and MediaSite, Inc., a Saturn portfolio company.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES FOR THE ELECTION OF DIRECTORS.

Committees of the Board; Meetings and Attendance

The Company has Compensation and Audit Committees. The Company does not have a Nominating Committee.

The Audit Committee provides advice and assistance regarding accounting, auditing and financial reporting practices of the Company. It reviews with the Company's independent auditors the scope and results of their audit, fees for services and independence in servicing the Company. Currently, the sole member of the Audit Committee is Mr. Lammerding.

From 1995 until November 2000, Mr. Edward L. Lammerding served as the Company's Chief Financial Officer. Because Mr. Lammerding was an officer of the Company during the last three years, he is not an independent director as defined by the NASD rules.

The Board of Directors has evaluated the above-described non-independent relationship and has determined in its business judgment that the best interest of the Company and its stockholders will be served by Mr. Lammerding's appointment to the Audit Committee. In light of the limited number of directors and that Mr. Lammerding was not compensated for serving as Chief Financial Officer, the Board of Directors has determined, in its business judgment, that the prior relationship does not interfere with Mr. Lammerding's exercise of independent judgment.

In accordance with Securities and Exchange Commission regulations, the following is the Audit Committee Report. Such report is not deemed to be filed with the Securities and Exchange Commission.

Audit Committee Report

The Audit Committee oversees the financial reporting process for Alternative Technology Resources, Inc. on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the annual report and filed with the Securities and Exchange Commission as well as the unaudited financial statements filed with the Company's quarterly reports on Form 10-Q.

In accordance with the Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from Alternative Technology Resources, Inc. and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

The Audit Committee has also met and discussed with Alternative Technology Resources, Inc.'s management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Alternative Technology Resources, Inc., and the selection of Alternative Technology Resources, Inc.'s independent auditors. In addition, the Audit Committee discussed with the independent auditors with management present the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

Pursuant to the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission.

Signed by the Audit Committee this 27th day of September 2002.

  Edward L. Lammerding
  Member

The Compensation Committee reviews and approves the compensation and benefits for our key executive officers, administers our stock option plans and makes recommendations to the Board of Directors regarding such matters. Currently, the sole member of the Compensation Committee is Mr. Lammerding.

During fiscal 2002, the Board met five times and acted by unanimous written consent one time, the audit committee met four times, and the compensation committee met twice. None of the nominees for director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors or committees of the Board on which he served.

Compensation of Directors

Directors do not receive cash compensation for serving as such; however, each Director can be granted annual stock options under the Company's 1997 Stock Option/Stock Issuance Plan. Messrs. Cameron, McCormick and Lammerding were granted options to purchase 25,000 shares of the Company's common stock at an exercise price equal to the fair market value on the date of grant in January 2002 (for fiscal year 2002 service).

                                 PROPOSAL NO. 2

  APPROVAL OF THE ALTERNATIVE TECHNOLGY RESOURCES, INC. 2002 STOCK OPTION PLAN

On August 28, 2002, the Board of Directors adopted the Alternative Technology Resources, Inc. 2002 Stock Option Plan (the "2002 Plan"), subject to approval by the Company's stockholders. The Board of Directors believes the stock option plan will be valuable to the Company for recruiting qualified staff, promoting employee loyalty and strengthening the identity of interests of employees and stockholders. Therefore, the Board of Directors is recommending that stockholders approve the 2002 Plan appended as Exhibit A, the principal features of which are summarized in the paragraphs below.

Purpose. The Company adopted its 2002 Plan to attract, retain and motivate the officers, employees, consultants and directors of the Company, by giving them all the opportunity to acquire ownership in the Company, thereby instilling in them the same goals as the Company's other equity owners.

Shares Subject to the 2002 Plan. A total of 3,000,000 shares of the Company's common stock may be issued pursuant to the 2002 Plan, subject to adjustments by reason of any stock split, stock dividend, recapitalization, combination of Shares, exchange of Shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration. As discussed below, the 2002 Plan is a "dual plan" which provides for the grant of both non-qualified options and incentive stock options, as defined by the Internal Revenue Code.

Eligibility. The Compensation Committee ("Committee") shall determine to whom options may be granted. The Company's officers and employees, who are not subject to a collective bargaining agreement, and consultants and directors of the Company, are eligible for option grants. Directors and consultants who are not full-time officers or employees of the Company may only receive non-statutory stock options, not incentive stock options.

Operation of the 2002 Plan. Subject to the oversight and review of the Board of Directors, the 2002 Plan shall generally be administered by the Company's Compensation Committee consisting of non-employee director(s) (within the meaning of Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934) as appointed by the Board of Directors. The Committee's determination with respect to whom options shall be granted shall be based upon the contribution by the particular officer, director, consultant, or employee to the successful conduct of the Company's operations through his or her judgment, contributions, ability, and special efforts. The Committee shall also determine whether to grant to the full-timed salaried officer or employee incentive stock options or non-statutory stock options. However, any options designated as incentive stock options that are subsequently determined to not qualify shall then be deemed to be non-statutory options.

The grant date, the number of shares covered by an option and the terms and conditions for exercise of options, shall be determined by the Committee, subject to the 2002 Plan requirements. The Board of Directors shall determine the grant date, the number of shares covered by an option and the terms and conditions for exercise of options to be granted to members of the Committee.

A stock option agreement setting forth any other terms, conditions, and restrictions, as determined at the discretion of the Committee, which agreement shall be consistent with the terms of the 2002 Plan, shall be issued upon each grant of a stock option.

Valuation. For purposes of establishing the option price for an incentive stock option and for all other valuation purposes under the 2002 Plan, the fair market value per share of common stock on any relevant date under the 2002 Plan is closing price of the shares of common stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal.

Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2002 Plan will be evidenced by an option agreement, which will expressly identify the option as an incentive stock option or a non-qualified stock option. The Committee shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2002 Plan shall terminate later than ten years after the date of grant subject to the following provision. In the case of an incentive stock option when the optionee owns more than 10% of the total combined voting power of all classes of stock, the option shall expire not later than five years after the date of grant. The maximum value of shares subject to options, which can be granted as incentive stock options under the 2002 Plan during any calendar year to an individual, is $100,000. Stockholder approval of this Proposal will also constitute approval of that limit for purposes of Internal Revenue Code Section 162(m).

Exercise of the Option. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be 100% of the fair market value of the shares on the date of grant. The exercise price of any incentive stock option granted to a ten percent stockholder will not be less than 110% of the fair market value of the shares on the date of grant. The Committee, may, at its discretion, issue options to purchase common stock at an exercise price less than fair market value.

Payment for shares purchased pursuant to the 2002 Plan may be made by cash or check. The Administrator may allow other forms of payment by (i) surrender of shares of the Company owned by the optionee more than six months, or that were obtained by the optionee on the open market, (ii) cancellation of indebtedness of the Company to the Participant, (iii) through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National
Association of Securities Dealers (a "NASD dealer") whereby the optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD dealer commits to forward the exercise price directly to the Company, (iv) a "margin" commitment from the optionee and an NASD dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company or (vi) "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price.

Reload Option. The Committee of the 2002 Plan may, in its discretion, grant optionee a reload option. An optionee with a reload option, who pays for his or her stock in whole or in part with stock owned by the optionee may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in the Company.

Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of the optionee, only the optionee, his or her guardian or legal representative may exercise an option. However, the Committee may provide for transfer of an option (other than an incentive stock option) without payment of consideration to designated family members and certain other entities specified in the 2002 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

Termination of Employment. If optionee's employment is terminated, vested incentive stock options may be exercised at any time within three months after the date of such termination, but in no event after the termination of the option as specified in the option agreement. If an employee continues service to the Company after termination of employment, the employee need not exercise the option within three months of termination of employment, but may exercise within three months of termination of his or her continuing service as a consultant, advisor or work performed in a similar capacity, but if the options held are incentive stock options and employee exercises after three months of termination of employment, the options will not be treated as incentive stock options.

Retirement, Death or Permanent Disability. If an optionee under the 2002 Plan ceases to be an employee of the Company due to retirement, the optionee may exercise the option within the maximum term of the option as it existed on the date of retirement. If the optionee does not exercise within three months of retirement, no option shall qualify as an incentive stock option if it was otherwise so qualified. If a optionee becomes permanently and totally disabled or dies while employed by the Company or its subsidiary, vested options may be exercised by the optionee, the optionee's personal representative, or by the person to whom the option is transferred by will or the laws of descent and distribution, at any time within one (1) year after the termination of employment resulting from the disability or death, but in no event after the expiration of the option as set forth in the option agreement.

Current or Former Directors. Current or former directors may exercise vested options at any time during the maximum term of the option.

Suspension or Termination of Options. If the Committee reasonably believes that optionee has committed an act of misconduct, the Committee may suspend the optionee's right to exercise any option pending a final determination by the Committee. If the Committee determines optionee has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the optionee nor his or her estate shall be entitled to exercise any option whatsoever. The determination of the Committee shall be final and conclusive unless overruled by the Board of Directors.

General Provisions

Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Committee may, in its discretion, cancel each outstanding option upon payment to the Participant of adequate consideration as specified in the 2002 Plan. The Committee may also accelerate the time within which each outstanding option may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Committee shall determine any appropriate adjustments to outstanding options.

In the event a change of control of the Company, as defined in the 2002 Plan, then all outstanding options shall fully vest immediately upon the Company's public announcement of such a change. A change of control generally occurs when one transaction or series of transactions results in the issuance of 50% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2002 Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

Stockholder Rights. No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares.

Special Tax Election. The Committee may, in its discretion, provide one or more holders of outstanding options under the 2002 Plan with the right to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those options. Alternatively, the Committee may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

Amendment and Termination. The Board may amend, suspend or terminate the 2002 Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding options without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2002 Plan or by law.

Unless sooner terminated by the Board, the 2002 Plan will in all events terminate on November 19, 2012. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

Predecessor Option Agreements. All outstanding options under any predecessor option agreement continues to be governed solely by the terms of the documents evidencing such options and no provisions of the 2002 Plan affect or otherwise modify the rights or obligations of the holders of those options. Options under the 2000 Plan and outside of a plan assumed by the 2002 Plan will be governed by the 2002 Plan.

Securities Laws. No option shall be effective unless made in compliance with all federal and state securities laws, rules and regulations and in compliance with any rules on any exchange on which shares are quoted.

Other Provisions. The option agreements may contain such other terms, provisions and conditions not inconsistent with the 2002 Plan as may be determined by the Board or the Committee.

Federal Income Tax Consequences of Options Granted Under the 2002 Plan

Options granted under the 2002 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one
(1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to forfeiture in the event of the optionee's termination of service, the optionee will not recognize any taxable income at the time of exercise, but will have to report as ordinary income as and when the Company's forfeiture lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the forfeiture to the Company lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the forfeiture lapses.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Deductibility of Executive Compensation

The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

Option grants to employees and directors with an exercise price per share equal to 100% of the fair market value of the shares at the time of grant will not result in any direct charge to the Company's earnings. However, the fair value of those options must be disclosed in the notes to the Company's financial statements, in the form of proforma statements to those financial statements, which demonstrates the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis.

On March 31, 2000, the Financial Accounting Standards Board issued Interpretation No. 44, clarifying APB Opinion 25 ("FIN 44"),"Accounting for Stock Issued to Employees." FIN 44 provides and interpretation of APB Opinion 25 on accounting for employee stock compensation and describes its application to certain transactions. It applies on a prospective basis to events occurring after July 1, 2000, except for certain transaction involving options granted to non-employees, repriced fixed options and modifications to add reload option features, which apply to options granted after December 31, 1998. FIN 44 clarifies the following:

    - the definition of an employee for purposes of applying APB Opinion No. 25;
    - the criteria for determining whether a plan qualifies as a non-compensatory plan;
    - the accounting consequences of various modifications to the terms of the previously fixed stock options; and
    - the accounting for an exchange of stock options in a business combination.

The following is an example of the application of FIN 44. Option grants made to non-employee consultants (but not non-employee board members) will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares (if vesting applies). Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares (if vesting applies).

Recommendation

The Board of Directors unanimously recommends a vote FOR this Proposal No. 2.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Financing Arrangements

The Company has received short-term, unsecured financing to fund its operations in the form of notes payable of $4,636,352 as of June 30, 2002 from Mr. Cameron, the Company's Chairman and Chief Financial Officer, and another stockholder. These notes bear interest at 10.25%. On September 1, 2001, the Company agreed with Mr. Cameron to extend the due date on notes payable to him until December 31, 2002, in exchange for an extension fee of 2%. These extended notes total $1,630,529, including accrued interest and extension fees, and bear interest at 10.25% per annum. During the quarter ending June 30, 2002, Mr. Cameron loaned the Company an additional $582,000 bearing interest at 10.25% payable on to him on December 31, 2002. On September 1, 2001, the Company agreed with the other note holder to extend the due date of his convertible promissory notes until December 31, 2002. These convertible promissory notes total $2,423,823, including accrued interest, bear interest at 10.25% per annum and are convertible into common stock at $3.00 per share at the note holder's option. Subsequent to fiscal year end 2002, Mr. Cameron loaned the Company an additional $426,000 bearing interest at 10.25% payable on December 31, 2002.

During the period between January 9, 2002 and March 28, 2002, the Company sold 1,232,585 shares of its common stock at a purchase price of $2.25 per share. The shares of common stock issued in the private placement are restricted securities. Further pursuant to the private placement, in the event that within one year from the final closing the Company sells shares of common stock, or securities exercisable to convertible into common stock, at a price less than $2.25 per share, the Company will issue additional shares to these investors in an amount such that the overall purchase price will be equal to the lower, subsequent sales price. The forgoing shall exclude common stock that may be issued in connection with a merger, as a dividend, pursuant to the exercise of outstanding options, warrants and other convertible securities and pursuant to options subsequently issued to employees. Net proceeds from the offering were $2,742,519. The proceeds from the private placement were used to fund operations and repay debt. Mr. Cameron purchased 222,222 shares of the Company's common stock in the private placement. Because the purchase price of such stock was less than the public trading price on the date of purchase, the Company recorded compensation expense of $138,583 during fiscal year 2002.

Other

On August 1, 2000, Mr. Cameron entered into an agreement with Mr. McCormick, the Company's Chief Executive Officer, to grant him the option to purchase 6,000,000 shares of the Company's common stock from Mr. Cameron at the purchase price of $3.625 per share, which represented the trading price of the Company's stock on that date. This option is vested immediately, and on September 17, 2001, the expiration date of the option grant was extended from the original date of August 1, 2003 until August 1, 2006.

In November 1995, the Company entered into a lease agreement for its Sacramento facility under a one-year lease with Mr. Cameron. The lease has been extended to January 31, 2004. At June 30, 2002, $527,896 of rent owed for fiscal years 1996 through 2002 is included in the balance of accounts payable to stockholders. Rent expense under this lease was $148,302, $139,272 and $114,285 for the years ended June 30, 2002, 2001 and 2000 respectively.

During  the  fiscal  years  ended  June 30,  2002,  2001  and  2000,  Cameron  &
Associates, which is wholly owned by Mr. Cameron, provided consulting services to the Company. Fees for such services totaled $120,000, 120,000 and $90,000 in fiscal year 2002, 2001 and 2000, respectively.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Based solely upon review of written declarations and any copies of such forms received by it from officers, directors and stockholders owning more than ten percent of the outstanding shares, the Company believes that during fiscal 2002 all required reports pursuant to Section 16(a) by officers, director and 10% stockholders were timely filed.

                             EXECUTIVE COMPENSATION

Executive Compensation Report from the Compensation Committee

Compensation Committee. The Compensation Committee of the Board of Directors is currently composed of one non-employee, director, Mr. Lammerding. The Compensation Committee reviews and approves the compensation and benefits for our key executive officers, administers our stock option plans and makes recommendations to the Board of Directors regarding such matters. The Compensation Committee held two meetings during fiscal year 2002.

Compensation Philosophy. The Compensation Committee develops and implements the Company's executive compensation philosophy to offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company. The Committee provides the Company's executive officers with annual stock option grants under the Company's 1997 Stock Option/Stock Issuance Plan and outside this plan at an exercise price equal to the fair market value on the date of grant.

The tables that follow, and accompanying narrative, reflect the decisions covered by the above discussion.

                                          Compensation   Committee  of
                                          Alternative Technology Resources, Inc.

                                          Edward L. Lammerding

The following table contains information regarding compensation paid with respect to the three preceding fiscal years to the Company's Chief Executive Officer and each other executive officer whose salary and bonus exceeded $100,000 for the fiscal year ended June 30, 2002:

                           Summary Compensation Table

                                                                                              Long-Term Compensation
                                                    Annual Compensation                               Awards
                                         -------------------------------------------    -----------------------------------
                                                                        Other              Securities         All Other
                                Fiscal                                  Annual             Underlying       Compensation
Name                             Year     Salary ($)     Bonus       Compensation         Options/SARs#       and LTIP
----                             ----     ----------     -----       ------------         -------------       --------

Jeffrey S. McCormick (1)        2002     $  150,000      None              None                57,143(2 )(3)    None
Chief Executive Officer         2001     $  150,000      None              None                25,000(7)        None
                                2000     $   25,000      None              None             7,000,000(4)        None

James W. Cameron, Jr. (5)       2002           None      None      $    120,000(6)             25,000(2)        None
Chief Financial Officer         2001           None      None      $    120,000(6)             25,000(7)        None
                                2000           None      None      $     90,000(6)             25,000(8)        None

(1) Mr. McCormick was named Chief Executive Officer of the Company on February 17, 2000 and was elected to the Board of Directors in November 2000. See "Employment Agreement with Jeffrey S. McCormick."
(2) On January 2, 2002, the Company granted to Mr. McCormick and Mr. Cameron an option to purchase 25,000 shares of common stock at $2.90 per share.
(3) On June 7, 2002, the Company granted to Mr. McCormick an option to purchase 32,143 shares of common stock at $0.01 per share.

(4) On April 14, 2000, the Company granted to Mr. McCormick a non-qualified option to purchase 7,000,000 shares of common stock at $3.00, the closing price per share of the Company's common stock as of the date of his employment agreement.
(5) Mr. Cameron was elected Chairman of the Board of Directors in November 1999. From August 1999 until February 2000, he was Chief Executive Officer and a Director of the Company and was named Chief Financial Officer in November 2000.
(6) Amounts were paid to Cameron and Associates for providing consulting services to the Company.
(7) On January 2, 2001, the Company granted to Mr. McCormick and Mr. Cameron an option to purchase 25,000 shares of common stock at $1.34per share.
(8) On January 3, 2000, the Company granted Mr. Cameron an option to purchase 25,000 shares of common stock at $4.44 per share.

The following table provides information relating to stock options granted during fiscal year ended June 30, 2002. Options/SAR Grants in Last Fiscal Year

                                                  % of Total                                  Potential Realized Value at
                                                   Options                                      Assumed Annual Rates of
                                                  Granted to      Exercise                    Stock Price Appreciation for
                               Options/SARs      Employees in    Price per     Expiration             Option Term
                                                                                             -------------------------------
                                                                                             ---------------- --------------
                                 Granted#        Fiscal Year       Share          Date             5%                10%
                                 --------        -----------       -----          ----             --                ---

James W. Cameron, Jr.               25,000            2.03%         $2.90      1/2/2012      $     45,595     $     115,546

Jeffrey S. McCormick                25,000            2.03%         $2.90      1/2/2012      $     45,595     $     115,546
                                    32,143            2.60%         $0.01      6/7/2012      $     41,238     $     104,504

Percentages shown under "Percent of Total Options Granted to Employees in the Last Fiscal Year" are based on an aggregate of 1,234,053 options granted to our employees under the 1997 Stock Option Plan and outside of this plan during the year ended June 30, 2002.

Potential realizable value is based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the ten-year term. These numbers are calculated based on Securities and Exchange Commission regulations and do not reflect our projection or estimate of future stock price growth. Potential realizable values are computed by:

     o Multiplying the number of shares of common stock subject to a given option by the exercise price.

     o Assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire ten-year term of the option, and

     o  Subtracting from that result the aggregate option exercise price.

                          Fiscal Year End Option Values

The following table sets forth for each of the executive officers named in the Summary Compensation Table the number and value of exercisable and unexercisable options and SARs at fiscal year end:

                                                                 Number of Securities
                                                                Underlying Unexercised                Value of Unexercised
                                                                    Options/SARs                  In-The-Money Options/SARs
                                Shares                            At June 30, 2002                     At June 30, 2002
                              Acquired on        Value      ------------------------------     ---------------------------------
                              Exercise(#)     Realized ($)   Exercisable    Unexercisable         Exercisable     Unexercisable
                              -----------     ------------  ------------    -------------      --------------     -------------
James W. Cameron, Jr.                 0            0            25,000                0               $0               $0
                                      0                         25,000                0             $17,750            $0
                                      0            0            25,000                0               $0               $0

Jeffrey s. McCormick                  0            0         2,800,000        4,200,000               $0               $0
                                      0            0            25,000                0             $17,750            $0
                                      0            0            25,000                0               $0               $0
                                      0            0            32,143                0             $65,572            $0

Amounts shown under the column "Value of Unexercised In-The-Money Options at June 30, 2002," represent the difference between the trading price of a share of common stock underlying the options at June 30, 2002, of $2.05 per share (the closing price on June 30, 2002, as reported by the OTC Bulletin Board) less the corresponding exercise price of such options.

Employment Agreement with Jeffrey S. McCormick

In April 2000, we entered into an employment agreement with Mr. McCormick to become our Chief Executive Officer effective February 17, 2000. Beginning July 1, 2000 and for the remaining term of Mr. McCormick's employment, the Board shall nominate him to serve as a Director of the Company. The initial term of the agreement is 5 years, automatically continuing for successive terms of one
(1) year unless terminated by either party by written notice at least 30 days prior to the end of the initial or any succeeding terms. The agreement established Mr. McCormick's initial annual base salary at $150,000 per year beginning May 1, 2000, and provided for a grant to Mr. McCormick of a non-qualified stock option to purchase up to 7,000,000 shares of the Company's common stock at an exercise price of $3.00 (the fair market value of the Company's common stock on the date of grant.)

The option vests ratably over 5 years and expires on April 14, 2010. The agreement provides that vesting shall accelerate and the option become 100% vested upon: death of Mr. McCormick, a change of control of the Company, a change of a majority of the current Board of Directors during the term of his employment, or a termination by Mr. McCormick for a "good reason" or termination by the Company without "cause". "Piggy-back" registrations rights are applicable to all option stock issued to Mr. McCormick, including stock related to a 6,000,000 option from Mr. Cameron to Mr. McCormick. The agreement provides that in the event Mr. McCormick terminates for a "good reason" or is terminated without "cause," he shall receive an amount equal to 18 months of his base salary, at the rate then in effect, to be paid in a lump sum no later than 30 days following termination, and he shall continue to receive fringe benefits as in effect at the time of termination for 18 months following such termination. In addition he shall also receive any bonus amount, or pro rata share of any bonus amount that may have been awarded to him as the compensation committee of the Board, in its sole discretion, may have authorized as a bonus.

                      EQUITY COMPENSATION PLAN INFORMATION

1993 and 1997 Stock Option/Stock Issuance Plans

The 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), pursuant to which key employees (including officers) and consultants of the Company and the non-employee members of the Board of Directors may acquire an equity interest in the Company, was adopted by the Board of Directors on August 31, 1993 and became effective at that time. The 1993 Plan was approved by stockholders. The 1993 Plan provided that up to 400,000 shares of common stock could be issued over the ten year term of the 1993 Plan. Upon stockholder approval of the 1997 Stock Option Plan (the "1997 Plan"), the Board of Directors terminated the 1993 Plan, which termination shall not alter the vesting provisions or any other term or condition of any option granted prior to the termination of the 1993 Plan.

The 1997 Plan, pursuant to which key employees (including officers), consultants and Directors may acquire an equity interest in the Company, was adopted by the Board of Directors on November 18, 1997 and became effective at that time. This plan expires at November 17, 2002. The 1997 Plan was approved by the stockholders.

An aggregate of 3,000,000 shares of common stock may be issued over the five-year term of the 1997 Plan. Subject to the oversight and review of the Board of Directors, the 1997 Plan shall generally be administered by the Company's Compensation Committee consisting of at least one non-employee directors as appointed by the Board of Directors. The grant date, the number of shares covered by an option and the terms and conditions for exercise of options, shall be determined by the Committee, subject to the 1997 Plan requirements. The Board of Directors shall determine the grant date, the number of shares covered by an option and the terms and conditions for exercise of options to be granted to members of the Committee.

During fiscal 2002, the Company granted options to purchase shares of common stock to Messrs. Cameron, and McCormick under the 1997 Plan (see table of "Option/SAR Grants in Last Fiscal Year"). As of June 30, 2002, approximately 329,279 shares are available under the 1997 Plan for grant.

Equity Compensation Plans Not Approved by Security Holders

We have issued certain officers of the Company options to purchase common stock pursuant to the agreements outside of our stock option plans (the "Agreements"). These are all non-statutory stock options. The grant of options under the Agreements was administered by the Compensation Committee, which has discretion to determine optionees, the number of shares to be covered by each option, the exercise schedule and other terms of the options. Shares subject to options under the Agreements may be purchased with (i) cash or (ii) promissory note, if permitted by the Compensation Committee.

During fiscal year 2000, in accordance with an employment agreement, the Company granted the current Chief Executive Officer stock options to purchase 7,000,000 shares of common stock at $3.00 per share, the fair market value of the Company's common stock on the date of grant. The options vest ratably over 5 years and expire on April 14, 2010. As of June 30, 2002, 2,800,000 options have vested, and 7,000,000 remain outstanding. After cessation of employment these options remain exercisable until their expiration date.

In August 1993, the Company granted the then Chief Executive Officer and director, stock options to purchase shares of common stock with an expiration date of August 10, 2003, these options fully vested as of June 30, 1994. As of June 30, 2002, 370,000 options remain outstanding at a purchase price of $0.10. After cessation of employment these options remain exercisable until their expiration date.

As of June 30, 2002, options to purchase a total of 7,370,000 shares, of common stock issued under the Agreements were outstanding. The weighted average exercise price per share was $2.85 as of June 30, 2002.

The following table sets forth certain information as of June 30, 2002, concerning securities issued under all equity compensation plans (including individual compensation arrangements) of the Company:

                                                                           Weighted-Average    Number of Securities
                                                                            Exercise Price    Remaining Available for
                                                                            of Outstanding     Future Issuance Under
                                                 Number of Securities to       Options,         Equity Compensation
                                                 be Issued Upon Exercise     Warrants and        Plans (Excluding
                Plan Category                    of Outstanding Options,        Rights        Securities Reflected in
                                                   Warrants and Rights           (b)                Column (a))
                                                           (a)                                          (c)
-----------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by security
stockholders:
    1993 Stock Option/Stock Issuance Plan                     140,000           $1.69                      31,173
    1997 Stock Option/Stock Issuance Plan                   2,449,203           $2.09                     329,279
                                                -----------------------------------------------------------------------
Sub-total                                                   2,589,203           $2.07                     360,452

Equity compensation plans not approved by
security holders:
    Options, Warrants and Rights not
      pursuant to any plan
         Jeffrey S. McCormick                               7,000,000           $3.00                     NA
         Other                                                370,000           $0.10                     NA
                                                -------------------------------------------
Sub-total                                                   7,370,000           $2.85

                                                -------------------------------------------
Total                                                       9,959,203           $2.65                     360,452


                         COMPANY STOCK PRICE PERFORMANCE

The Securities and Exchange Commission regulations require the stock price performance graph below. This graph shall not be deemed to be filed under the Securities Act or Exchange Act, or incorporated by reference by any general statement incorporating this proxy statement by reference into any filing made under the Securities Act or Exchange Act, except to the extent that we specifically incorporate this graph by reference.

The graph below compares the cumulative total stockholder return on their common stock, the NASDAQ Stock Market - Composite Index, and with two small cap companies that provide services to healthcare providers; (CareScience, Inc. and QuadraMed). The Company previously compared the return to the Dow Jones US Technology Software Index, which the Company no longer believes provides an accurate comparison. The Companies chosen for comparison have similar business to the Company. Cumulative total stockholder return represents share value appreciation through June 30, 2002, assuming the investment of $100 in the common stock of the Company at September 1997 quarter end and in the index and each of the other companies during the same period, except for CareScience, Inc.

which assumes the investment of $100 in the common stock at June 2000 (initial date publicly traded), and reinvestment of all dividends. The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of our common stock.

                                [GRAPH OMITTED]


                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as to (i) the persons or entities known to the Company to be beneficial owners of more than 5% of the Company's common stock as of September 18, 2002, (ii) all directors of the Company, (iii) all executive officers of the Company and (iv) all directors and executive officers of the Company as a group. The number of shares or common stock outstanding on September 18, 2002 was 60,996,017. The address of all owners is 629 J Street, Sacramento, California 95814, with the exception of Mr. McCormick whose address is 33 Jewel Court, Portsmouth, New Hampshire 03801.

                                                      Common Stock
                                      ------------------------------------------
Name of Beneficial Owner              Number of Shares                Percent
                                      ----------------                -------
James W. Cameron, Jr.                  36,889,006(1)                   60.40%

Jeffrey S. McCormick                   15,727,278(2)                   24.62%

Edward L. Lammerding                       67,000(3)                     *

All directors and executive
officers as a group (3 persons)        46,683,284(4)                   72.92%

* Less than 1.0%.
(1) Includes 75,000 shares issuable upon exercise of options, none of which are subject to repurchase, and includes 6,000,000 shares optioned to Mr. McCormick and immediately exercisable.

(2) Includes 2,882,143 shares issuable upon exercise of options, exercisable within 60 days, none of which are subject to repurchase and includes 6,000,000 shares under option from Mr. Cameron and immediately exercisable.
(3) Represents 67,000 shares issuable upon exercise of options, none of which are subject to repurchase.
(4)  Includes 3,024,143 shares issuable upon exercise of options.

                       APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP, has been selected as the Company's independent auditors for the year ended June 30, 2002. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

During the year ended June 30, 2002, the following fees were paid for services provided by Ernst & Young LLP.

Audit Fees.

The aggregate fees paid for the annual audit and/or the review of Alternative Technology Resources, Inc.'s financial statements included in the Company's Form 10-Qs and Form 10-K for the fiscal year ended June 30, 2002, amounted to $96,000.

Financial Information Systems Design and Implementation Fees.

During the fiscal year ended June 30, 2002, the Company paid no fees to Ernst & Young LLP related to the design or implementation of a hardware or software system to compile source data underlying Alternative Technology Resources, Inc.'s financial statements or generate information significant to Alternative Technology Resources, Inc.'s financial statements.

All Other Fees.

The aggregate fees paid for other non-audit services, including fees for tax related services, rendered by Ernst & Young LLP during the Company's most recent fiscal year ending June 30, 2002 amounted to $17,388.

                                  OTHER MATTERS

As of the date of this proxy statement, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Annual Meeting of Stockholders. If other matters properly come before the Annual Meeting, those persons named in the accompanying proxy will vote in accordance with their judgment.

                       2003 ANNUAL MEETING OF STOCKHOLDERS

Stockholders are entitled to present proposals for action at stockholders' meetings if they comply with the requirements of the proxy rules. In connection with this year's Annual Meeting, no stockholder proposals were presented. Any proposals intended to be presented at the 2003 Annual Meeting be received at the Company's offices on or before June 18, 2003 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                             Additional Information


The Annual Report on Form 10-K for the fiscal year ended June 30, 2002 is being mailed concurrently with this proxy statement. Copies of the exhibits to our Annual Report on Form 10-K will be provided to any requesting stockholder. Stockholders should direct their request to: Corporate Secretary, Alternative Technology Resources, Inc., 629 J Street, Sacramento, California 95814.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.


                                          Alternative Technology Resources, Inc.
                                          By Order of the Board of Directors


                                          /S/ James W. Cameron, Jr.
October 15, 2002                          James W. Cameron, Jr.
Sacramento, California                    Chairman of the Board

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
               Annual Meeting of Stockholders - November 19, 2002

     The undersigned stockholder of ALTERNATIVE TECHNOLOGY RESOURCES, INC. (the "Company"), revoking all previous proxies, hereby appoints JAMES W. CAMERON, JR. and JEFFREY S. MCCORMICK, or any of them, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Company's Common Stock held of record by the undersigned as of the close of business on October 7, 2002 at the Annual Meeting of Stockholders of the Company to be held on Tuesday, November 19, 2002, at 10:00 a.m., local time, at 629 J Street, Sacramento, California 95814, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES:

1.  Election of Directors:
         |_|  FOR ALL NOMINEES LISTED BELOW (EXCEPT AS SPECIFIED)      |_|  WITHHOLD AUTHORITY FOR ALL NOMINEES

         James W. Cameron, Jr.              Edward L. Lammerding            Jeffrey S. McCormick

             To withhold  authority to vote for any individual  nominee,  draw a line through that nominee's name.

2. To consider and act upon a proposal to approve the Alternative  Technology  Resources,  Inc. 2002 Stock Option Plan
         |_|  FOR APPROVAL OF 2002 STOCK OPTION PLAN          |_|  WITHHOLD AUTHORITY FOR 2002 STOCK OPTION PLAN

3. The authority of the proxy, in his discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) or postponement(s) thereof.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxy may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the descriptions, authority or capacity of the person signing is given or any other defect of signature exists.

     Please complete, sign and date this Proxy and return it promptly in the enclosed envelope regardless of whether or not you plan to attend the Annual Meeting.

                                          DATED:_________________________, 2002




                                          -------------------------------------
                                                         Signature



                                          --------------------------------------
                                               Signature  if held  jointly

     Please sign this Proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.

                                    Exhibit A

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                             2002 STOCK OPTION PLAN

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company, or a Subsidiary of the Company, by offering them an opportunity to participate in the Company's future performance through the award of Options. Capitalized terms not defined in the text are defined in Section 22.

2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, after the date this Plan is adopted by the Board. No Option shall be granted after termination of this Plan, but all Options granted prior to termination shall remain in effect in accordance with their terms. The Effective Date of this Plan will be August 28, 2002. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the stockholders.

4. SHARES SUBJECT TO THIS PLAN.

     4.1. Number of Shares Available. Subject to Section 4.2, the total number Shares reserved and available for grant and issuance pursuant to this Plan will be two million (2,000,000) shares of common stock.

          a. Subject to Sections 4.2, Shares will again be available for grant and issuance in connection with future Options under this Plan, if the Shares are subject:

               i. to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;

               ii. to an Option granted hereunder but are forfeited; or

               iii. to an Option that otherwise terminates without Shares being issued.

     However, in the event that prior to the Option's forfeiture, termination, expiration or lapse, the holder of the Option at any time received one or more elements of "beneficial ownership" pursuant to such Option (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not again be made available for regrant under the Plan.

          b. At all times,  the  Company  shall  reserve  and keep  available  a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan. The Shares to be issued hereunder upon exercise of an Option may be either authorized but unissued, or previously issued and subsequently reacquired. However, when the exercise price for an Option granted under this Plan is paid in an "immaculate" or "cashless" exercise with previously outstanding Shares or with the Shares underlying the Option which is being exercised, the total number of Shares for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of Shares for which such Option is thus exercised without regard to the number of Shares received or retained by the Company in connection with that exercise. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

               i. The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option.

               ii. While an Option is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

     4.2 Adjustments. Should any change be made to the Stock of the Company by reason of any stock split, stock dividend, recapitalization, combination of Shares, exchange of Shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Administrator shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Option shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure all Options are to purchase a whole number of Shares.

5. ADMINISTRATION OF THIS PLAN.

     5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or subcommittee consisting of two (2) or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the "Committee"). Members of the Committee may be appointed from time to time by and shall serve at the pleasure of the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to select Participants; determine the form and terms of Options; determine the number of Shares subject to Options; determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Option Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Option Agreements to provide for, among other things, any change or modification which the
Administrator could have provided for upon the grant of an Option or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Option; and to make all other determinations necessary or advisable for the administration of this Plan.

     Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan.

     5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by the Company, or all or any combination of the preceding, provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees or devisees of such person.

6. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

     6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Option Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

     Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

          6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Option Agreement shall contain any such vesting schedule.

          6.2.2. Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company ("Ten Percent Stockholder")), and shall be subject to earlier termination as hereinafter provided.

          6.2.3. Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and unless otherwise noted, will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 7 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

          6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

          6.2.5. Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his or her guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant's death. At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the
Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request (the "Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

          6.2.6. Exercise After Certain Events.

               a. Termination of Employment - Employee/Officer

                    i. Incentive Stock Options.

                         (1)  Termination  of All  Services.  If for any  reason
other than retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an officer of Company or a Subsidiary), vested Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Option Agreement and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder)).

                         (2) Continuation of Services as Consultant/Advisor.  If
a Participant granted an Incentive Stock Option terminates employment, but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Incentive Stock Option within three months of termination of employment, but shall be entitled to exercise within three (3) months of termination of services to Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement and (ii) ten years from the Grant Date). However, if Participant does not exercise within three (3) months of termination of employment under the conditions permitted under this Section 6.2.6(i)(1)(b), the Option will not qualify as an Incentive Stock Option.

                    ii. Non-Qualified Stock Options.

                         (1)  Termination  of All  Services.  If for any  reason
other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an Officer of the Company or a Subsidiary), vested Non-qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

                         (2) Continuation of Services as Consultant/Advisor.  If
a Participant granted a Non-qualified Stock Option Terminates employment, but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Option within three (3) months of Termination, but shall be entitled to exercise within three (3) months of termination of services to the Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

               b. Retirement. If a Participant granted an Option ceases to be an employee of Company or Subsidiary (including as an officer of Company or Subsidiary) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term "Retirement" as used herein means such Termination of employment as shall entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Company or Subsidiary, excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

               c. Permanent Disability and Death of Employee/Officer. If a Participant becomes permanently and totally disabled (within the meaning of
Section 22(e)(3) of the Code), or dies, while employed by Company or Subsidiary (including as an officer of Company or Subsidiary), vested Options, whether Incentive Stock Options or Non-qualified Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination of employment because of the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the option is an Incentive Stock Option)).

               d. Termination of Directorship. If for any reason, including permanent and total disability or death, a Participant ceases to be a director of Company or Subsidiary, vested Options held at the date of such termination held at the date of such termination (to the extent then exercisable and not forfeited in accordance with the provisions of this Plan or pursuant to an Option Agreement) may be exercised, in whole or in part, at any time during the maximum term of the Option (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the option is an Incentive Stock Option)). However, if Participant holds Incentive Stock Options and does not exercise within three (3) months of Termination of employment, the Options will not qualify as Incentive Stock Options.

          6.2.7. Suspension and Cancellation of Options. In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant's right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have:

               a. committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Company or a Subsidiary;

               b. deliberately disregarded the rules of Company or a Subsidiary which resulted in loss, damage or injury to Company or a Subsidiary;

               c. made any unauthorized disclosure of any trade secret or confidential information of Company or a Subsidiary;

               d. induced any client or customer of Company or a Subsidiary to break any contract with Company or a Subsidiary or induced any principal for whom Company or a Subsidiary acts as agent to terminate such agency relations; or

               e. engaged in any substantial conduct, which constitutes unfair competition with Company or a Subsidiary, neither the Participant nor his estate shall be entitled to exercise any Option hereunder.

     The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

     The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

               a. engaged in any commercial activity in competition with any part of the business of Company or a Subsidiary;

               b. diverted or attempted to divert from Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

               c. made, caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Company or a Subsidiary which is disparaging or which in any way reflects negatively upon Company or a Subsidiary;

               d. engaged in any other activity that is inimical, contrary or harmful to the interests of Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of Company or a Subsidiary to leave such employment or service to compete with Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of Company or a Subsidiary, or to have influenced or advised any competitor of Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Company or in the service of Company, or improperly disclosed or otherwise misused any confidential information regarding Company or a Subsidiary; or

               e. refused or failed to provide, upon the request of Company or a Subsidiary, a certification, in a form satisfactory to Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

     Should any provision to this Section 6.2.7 be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement and the rights and obligations of the parties shall be construed and enforced accordingly.

     6.3.  Limitations on Grant of Incentive Stock Options.

          6.3.1.  The aggregate  Fair Market Value  (determined  as of the Grant
Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 17) by such Participant under any other plan of the Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

          6.3.2. There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Code
Section 422.

          6.3.3. No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

7. PAYMENT FOR SHARE PURCHASES.

     7.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash, check or where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

          7.1.1. by cancellation of indebtedness of the Company to the Participant;

          7.1.2. by surrender of shares of Stock of the Company that either: (1) have been owned by the Participant for more than six (6) months (and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares); or (2) were obtained by the Participant in the public market;

          7.1.3. by tender of a full recourse promissory note having such terms as may be approved by the Administrator and allowed by law and bearing interest at a rate sufficient to avoid imputation of income under Code Sections 483 and 1274; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

          7.1.4. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

               a. through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               b. through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

          7.1.5. by forfeiture of Option Shares equal to the value of the exercise price pursuant to a so-called "immaculate cashless exercise," or

          7.1.6. by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of Shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

     7.2. Loan Guarantees. At its sole discretion, the Administrator may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8.  WITHHOLDING TAXES.
    -----------------

     8.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Options granted under this Plan or Shares are forfeited pursuant to an "immaculate cashless exercise," the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Option, the disposition by a Participant or other person of Options or Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date").

     8.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

9. NO PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Exercise Price or Purchase Price pursuant to Section 10. Subject to Sections 17 and 18, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

10. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase at the Exercise Price of the Shares acquired under an Option or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase. After one hundred eighty (180) days, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase the Shares acquired under an Option at the Fair Market Value at the time of repurchase. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option.

11. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

12. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of such Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

13. EXCHANGE AND BUYOUT OF OPTIONS. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective
Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Administrator may at any time buy from a Participant an Option previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

14. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance.
Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to
(a) obtaining all approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of all registrations or other qualifications of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Option, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such Shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Option shall bear any legend required by or useful for purposes of compliance with applicable securities laws, this Plan or the Option Agreement.

15. RIGHTS OF EMPLOYEES.

     15.1. No Obligation to Employ. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of or to continue any other relationship with the Company or to limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

     15.2. Compliance with Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Options granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Option or Options under this Plan, the Administrator may, subject to this Section 15, make any adjustments it deems appropriate.

16.  ADJUSTMENT  FOR CHANGES IN  CAPITALIZATION.  The  existence of  outstanding
Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 4.2.

17. DISSOLUTION, LIQUIDATION, MERGER.

     17.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the

Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Option or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company's assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised, provided however, that the Change of Control Section 18.1 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.

     17.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

18. CHANGE OF CONTROL.

     18.1. Definition. If there is a "change of control" in the Company, all outstanding Options shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 50% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. The Administrator, in its discretion, may adjust the percentage of securities the Company may issue to constitute a change of control under (i) and
(ii) in an individual Award Agreement.

     18.2. Limitation on Options. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Option Agreement, if the right to receive or benefit from an Option under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

19. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Options without such person's consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law.

20. DEFERRALS. The Administrator may permit a Participant to defer to another plan or program such Participant's receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such deferrals.

21. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     22.1 "Board" means the Board of Directors of the Company.

     22.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     22.3 "Committee" means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

     22.4  "Company"  means  Alternative   Technology   Resources,   a  Delaware
corporation and its subsidiaries or any successor corporation.

     22.5 "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

     22.6 "Effective Date" has the meaning set forth in Section 2.

     22.7 "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a subsidiary of the Company and, in the case of a Non-qualified Stock Option, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

     22.8 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

     22.9 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     22.10 "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under this Plan.

     22.11 "Incentive Stock Option" means an option, which is an option within the meaning of Section 422 of the Code, the Option of which contains such provisions as are necessary to comply with that section.

     22.12 "Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Option is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

     22.13 "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

     22.14 "Non-qualified Stock Option" means an option, which is designated a Non-qualified Stock Option.

     22.15 "Officer" means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

     22.16 "Option" means an option to purchase Shares pursuant to Section 6.

     22.17 "Option Agreement" means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

     22.18 "Optionee" means the holder of an Option.

     22.19 "Outside Director" means any director who is not (a) a current employee of the Company; (b) a former employee of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company; and as may otherwise be defined in regulations promulgated under Section 162(m) of the Code

     22.20 "Participant" means a person who receives an Option under this Plan.

     22.21 "Plan" means this 2002 Stock Option Plan, as amended from time to time.

     22.22 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

     22.23 "SEC" means the Securities and Exchange Commission.

     22.24 "Securities Act" means the Securities Act of 1933, as amended from time to time.

     22.25 "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

     22.26 "Stock" means the Common Stock, no par value, of the Company, and any successor entity.

     22.27 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     22.28 "Termination," "Terminated" or "Terminates" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     22.29 "Unvested Shares" means "Unvested Shares" as defined in the Option Agreement.

     22.30 "Vested Shares" means "Vested Shares" as defined in the Option Agreement.

     22.31  "Vesting  Date" means the date on which an Option  becomes wholly or
partially   exercisable,   as  determined  by  the  Administrator  in  its  sole
discretion.